Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2022

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change
	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	From Dec. 31, 2021
Assets:
Cash and cash equivalents	$313,689	$754,393	$795,143	$1,077,158	$756,971	$(443,282)
Investment securities, net of allowance for credit losses	707,862	662,750	655,296	614,836	542,045	165,817
Loans held for sale	19,177	24,387	39,727	28,037	52,077	(32,900)
Loans	4,515,802	4,289,450	4,362,233	4,390,243	4,496,562	19,240
Allowance for credit losses	(70,413)	(64,919)	(64,449)	(71,656)	(64,577)	(5,836)
Loans, net	4,445,389	4,224,531	4,297,784	4,318,587	4,431,985	13,404
Federal Home Loan Bank stock, at cost	9,146	8,568	10,311	10,311	10,311	(1,165)
Premises and equipment, net	31,978	32,813	33,886	34,358	36,073	(4,095)
Right-of-use assets	37,017	41,303	41,364	42,402	38,825	(1,808)
Goodwill	16,300	16,300	16,300	16,300	16,300	—
Other real estate owned ("OREO")	1,581	1,634	1,687	1,740	1,792	(211)
Bank owned life insurance ("BOLI")	101,687	101,013	100,396	99,773	99,161	2,526
Other assets and accrued interest receivable	150,705	131,971	120,582	106,367	108,092	42,613
Total assets	$5,834,531	$5,999,663	$6,112,476	$6,349,869	$6,093,632	$(259,101)

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,908,768	$2,013,337	$2,093,853	$2,226,160	$1,989,679	$(80,911)
Interest-bearing	2,629,077	2,786,385	2,733,093	2,860,392	2,849,637	(220,560)
Total deposits	4,537,845	4,799,722	4,826,946	5,086,552	4,839,316	(301,471)

Securities sold under agreements to repurchase ("SSUAR") and other short-term borrowings	216,956	209,376	303,315	287,818	290,967	(74,011)
Operating lease liabilities	37,809	42,109	42,163	43,204	39,672	(1,863)
Federal Home Loan Bank advances	95,000	20,000	20,000	20,000	25,000	70,000
Other liabilities and accrued interest payable	90,308	85,393	76,186	70,719	63,623	26,685
Total liabilities	4,977,918	5,156,600	5,268,610	5,508,293	5,258,578	(280,660)

Stockholders' equity	856,613	843,063	843,866	841,576	835,054	21,559
Total liabilities and stockholders' equity	$5,834,531	$5,999,663	$6,112,476	$6,349,869	$6,093,632	$(259,101)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Years Ended		$ Change (8)
	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)	12M to 12M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$553,695	$727,626	$813,956	$861,822	$848,215	$738,399	$806,811	$(68,412)
Investment securities, including FHLB stock	693,825	694,781	691,427	606,182	540,227	671,858	555,599	116,259
Loans, including loans held for sale	4,353,256	4,306,169	4,339,432	4,355,255	4,385,547	4,338,433	4,519,277	(180,844)
Total interest-earning assets	5,600,776	5,728,576	5,844,815	5,823,259	5,773,989	5,748,690	5,881,687	(132,997)

Allowance for credit losses	(65,290)	(65,262)	(72,037)	(69,287)	(63,711)	(67,951)	(66,481)	(1,470)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	115,416	108,069	172,382	354,165	137,556	186,636	167,556	19,080
Premises and equipment, net	32,518	33,307	34,322	35,460	37,055	33,892	38,428	(4,536)
Bank owned life insurance	101,361	100,740	100,152	99,532	99,978	100,452	91,329	9,123
Other assets	153,721	171,392	161,548	180,913	192,393	167,251	189,339	(22,088)

Total assets	$5,938,502	$6,076,822	$6,241,182	$6,424,042	$6,177,260	$6,168,970	$6,301,858	$(132,888)

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,704,764	$2,777,124	$2,779,941	$2,827,496	$2,857,403	$2,772,009	$2,923,497	$(151,488)
SSUARs and other short-term borrowings	247,123	220,149	294,388	300,169	318,785	265,188	231,430	33,758
Federal Home Loan Bank advances	21,630	20,000	20,000	23,333	25,000	21,233	29,479	(8,246)
Subordinated note	—	—	—	—	—	—	30,732	(30,732)
Total interest-bearing liabilities	2,973,517	3,017,273	3,094,329	3,150,998	3,201,188	3,058,430	3,215,138	(156,708)

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,994,233	2,096,206	2,196,794	2,312,233	2,028,206	2,148,848	2,129,222	19,626
Other liabilities	114,196	108,964	100,118	112,699	102,506	108,965	112,466	(3,501)
Stockholders' equity	856,556	854,379	849,941	848,112	845,360	852,727	845,032	7,695

Total liabilities and stockholders’ equity	$5,938,502	$6,076,822	$6,241,182	$6,424,042	$6,177,260	$6,168,970	$6,301,858	$(132,888)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					$ Change (8)	Years Ended		$ Change (8)
	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	Q4 to Q4	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)	12M to 12M

Total interest income (1)	$66,555	$60,617	$52,902	$64,110	$51,937	$14,618	$244,184	$228,406	$15,778
Total interest expense	3,442	2,020	1,088	943	1,038	2,404	7,493	5,666	1,827
Net interest income	63,113	58,597	51,814	63,167	50,899	12,214	236,691	222,740	13,951

Provision (2)	7,844	1,573	3,705	9,226	2,577	5,267	22,348	14,808	7,540

Noninterest income:
Service charges on deposit accounts	3,428	3,409	3,363	3,226	3,332	96	13,426	12,553	873
Net refund transfer fees	486	593	3,950	12,051	326	160	17,080	20,248	(3,168)
Mortgage banking income (3)	622	1,154	1,763	2,657	3,339	(2,717)	6,196	19,994	(13,798)
Interchange fee income	3,272	3,322	3,461	3,070	3,291	(19)	13,125	13,062	63
Program fees (3)	3,501	4,932	3,885	3,854	4,668	(1,167)	16,172	14,237	1,935
Increase in cash surrender value of BOLI	674	617	623	612	626	48	2,526	2,242	284
Net losses on OREO	(53)	(53)	(52)	(53)	(53)	—	(211)	(160)	(51)
Contract termination fee	—	—	—	5,000	—	—	5,000	—	5,000
Legal settlement	—	—	13,000	—	—	—	13,000	—	13,000
Other	1,194	1,134	576	592	1,550	(356)	3,496	4,399	(903)
Total noninterest income	13,124	15,108	30,569	31,009	17,079	(3,955)	89,810	86,575	3,235

Noninterest expense:
Salaries and employee benefits	25,763	27,269	28,896	29,312	26,350	(587)	111,240	110,088	1,152
Technology, equipment, and communication	7,276	7,235	7,229	7,214	7,342	(66)	28,954	29,351	(397)
Occupancy	3,139	3,211	3,224	3,440	3,188	(49)	13,014	13,193	(179)
Marketing and development	1,856	1,951	1,720	1,348	1,291	565	6,875	4,390	2,485
FDIC insurance expense	427	423	399	419	402	25	1,668	1,591	77
Interchange related expense	1,171	1,221	1,264	1,117	1,253	(82)	4,773	4,960	(187)
Legal and professional fees	951	904	804	1,365	1,360	(409)	4,024	4,924	(900)
Other (2)	4,322	3,952	4,120	4,366	3,848	474	16,760	14,568	2,192
Total noninterest expense	44,905	46,166	47,656	48,581	45,034	(129)	187,308	183,065	4,243

Income before income tax expense	23,488	25,966	31,022	36,369	20,367	3,121	116,845	111,442	5,403
Income tax expense	4,975	6,070	6,675	8,019	3,149	1,826	25,739	23,831	1,908

Net income	$18,513	$19,896	$24,347	$28,350	$17,218	$1,295	$91,106	$87,611	$3,495

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Years Ended		Change (8)
	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	From Dec. 31, 2021 or Q4 to Q4 (10)	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)	From Dec. 31, 2021 or 12M to 12M (10)
Per Share Data:

Basic weighted average shares outstanding	19,929	19,919	20,107	20,145	20,270	(341)	20,037	20,675	(638)
Diluted weighted average shares outstanding	19,981	19,981	20,169	20,225	20,379	(398)	20,101	20,757	(656)

Period-end shares outstanding:
Class A Common Stock	17,587	17,587	17,629	17,834	17,816	(229)	17,587	17,816	(229)
Class B Common Stock	2,160	2,160	2,161	2,165	2,165	(5)	2,160	2,165	(5)

Book value per share (4)	$43.38	$42.69	$42.64	$42.08	$41.79	$1.59	$43.38	$41.79	$1.59
Tangible book value per share (4)	42.11	41.40	41.34	40.79	40.52	1.59	42.11	40.52	1.59

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.94	$1.01	$1.23	$1.42	$0.87	$0.07	$4.60	$4.29	$0.31
Basic EPS - Class B Common Stock	0.86	0.92	1.12	1.29	0.78	0.08	4.19	3.90	0.29
Diluted EPS - Class A Common Stock	0.94	1.01	1.22	1.42	0.86	0.08	4.59	4.28	0.31
Diluted EPS - Class B Common Stock	0.85	0.92	1.11	1.29	0.78	0.07	4.17	3.89	0.28

Cash dividends declared per Common share:
Class A Common Stock	$0.341	$0.341	$0.341	$0.341	$0.308	$0.033	$1.364	$1.232	$0.132
Class B Common Stock	0.310	0.310	0.310	0.310	0.280	0.030	1.240	1.120	0.120

Performance Ratios:

Return on average assets	1.25%	1.28%	1.53%	1.74%	1.11%	0.14%	1.48%	1.39%	0.09%
Return on average equity	8.65	9.15	11.23	13.19	8.15	0.50	10.68	10.37	0.31
Efficiency ratio (5)	59	63	68	54	65	(6)	60	59	1
Yield on average interest-earning assets (1)	4.75	4.19	3.58	4.37	3.60	1.15	4.25	3.88	0.37
Cost of average interest-bearing liabilities	0.46	0.27	0.14	0.12	0.13	0.33	0.24	0.18	0.06
Cost of average deposits (6)	0.26	0.15	0.08	0.07	0.08	0.18	0.14	0.10	0.04
Net interest spread (1)	4.29	3.92	3.44	4.25	3.47	0.82	4.01	3.70	0.31
Net interest margin - Total Company (1)	4.51	4.05	3.51	4.30	3.53	0.98	4.12	3.79	0.33
Net interest margin - Core Bank	3.82	3.54	3.02	2.92	3.08	0.73	3.32	3.20	0.12

Other Information:

End of period FTEs (7) - Total Company	998	1,009	1,020	1,040	1,045	(47)	998	1,045	(47)
End of period FTEs - Core Bank	932	916	929	955	985	(53)	932	985	(53)
Number of full-service banking centers	42	42	42	42	42	—	42	42	—

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)
  (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change
	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	From Dec. 31, 2021
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$911,427	$863,899	$832,137	$808,658	$820,731	$90,696
Nonowner occupied	321,358	321,037	313,534	314,933	306,323	15,035
Commercial real estate	1,599,510	1,571,593	1,569,119	1,556,575	1,456,009	143,501
Construction & land development	153,875	147,418	137,452	129,970	129,337	24,538
Commercial & industrial	310,902	404,971	394,175	342,175	340,363	(29,461)
Paycheck Protection Program	4,980	7,855	14,657	18,276	56,014	(51,034)
Lease financing receivables	10,505	11,333	11,345	10,396	8,637	1,868
Aircraft	179,785	166,313	159,958	151,284	142,894	36,891
Home equity	241,739	229,038	214,069	210,364	210,578	31,161
Consumer:
Credit cards	15,473	14,897	15,419	14,654	14,510	963
Overdrafts	726	723	901	716	683	43
Automobile loans	6,731	7,890	9,579	11,846	14,448	(7,717)
Other consumer	98,131	973	1,245	939	1,432	96,699
Total Traditional Banking	3,855,142	3,747,940	3,673,590	3,570,786	3,501,959	353,183
Warehouse lines of credit	403,560	442,238	596,678	690,200	850,550	(446,990)
Total Core Banking	4,258,702	4,190,178	4,270,268	4,260,986	4,352,509	(93,807)

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	—	—	16,475	—	—
Other TRS loans	149,272	295	149	25,132	50,987	98,285
Republic Credit Solutions	107,828	98,977	91,816	87,650	93,066	14,762
Total Republic Processing Group	257,100	99,272	91,965	129,257	144,053	113,047

Total loans - Total Company	$4,515,802	$4,289,450	$4,362,233	$4,390,243	$4,496,562	$19,240

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$50,709	$49,231	$49,727	$49,616	$49,407	$1,302
Warehouse Lending	1,009	1,105	1,491	1,725	2,126	(1,117)
Total Core Banking	51,718	50,336	51,218	51,341	51,533	185

Tax Refund Solutions	3,888	—	—	8,370	96	3,792
Republic Credit Solutions	14,807	14,583	13,231	11,945	12,948	1,859
Total Republic Processing Group	18,695	14,583	13,231	20,315	13,044	5,651

Total Allowance - Total Company	$70,413	$64,919	$64,449	$71,656	$64,577	$5,836

Allowance to Total Loans

Traditional Banking	1.32%	1.31%	1.35%	1.39%	1.41%	(0.09)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—
Total Core Banking	1.21	1.20	1.20	1.20	1.18	0.03

Tax Refund Solutions	2.60	—	—	20.12	0.19	2.41
Republic Credit Solutions	13.73	14.73	14.41	13.63	13.91	(0.18)
Total Republic Processing Group	7.27	14.69	14.39	15.72	9.06	(1.79)

Total Company	1.56	1.51	1.48	1.63	1.44	0.12

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)
  (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Years Ended		Change (8)
	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	From Dec. 31, 2021 or Q4 to Q4 (10)	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)	From Dec. 31, 2021 or 12M to 12M (10)
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$15,562	$16,322	$16,168	$16,935	$20,504	$(4,942)	$15,562	$20,504	$(4,942)
Loans past due 90-days-or-more and still on accrual	756	37	42	31	48	708	756	48	708
Total nonperforming loans	16,318	16,359	16,210	16,966	20,552	(4,234)	16,318	20,552	(4,234)
OREO	1,581	1,634	1,687	1,740	1,792	(211)	1,581	1,792	(211)
Total nonperforming assets	$17,899	$17,993	$17,897	$18,706	$22,344	$(4,445)	$17,899	$22,344	$(4,445)

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$15,562	$16,322	$16,168	$16,935	$20,504	$(4,942)	$15,562	$20,504	$(4,942)
Loans past due 90-days-or-more and still on accrual	—	—	—	—	1	(1)	—	1	(1)
Total nonperforming loans	15,562	16,322	16,168	16,935	20,505	(4,943)	15,562	20,505	(4,943)
OREO	1,581	1,634	1,687	1,740	1,792	(211)	1,581	1,792	(211)
Total nonperforming assets	$17,143	$17,956	$17,855	$18,675	$22,297	$(5,154)	$17,143	$22,297	$(5,154)

Delinquent Loans:
Delinquent loans - Core Bank	$6,060	$4,368	$5,352	$5,863	$7,430	$(1,370)	$6,060	$7,430	$(1,370)
RPG	9,200	7,522	6,099	10,352	6,035	3,165	9,200	6,035	3,165
Total delinquent loans - Total Company	$15,260	$11,890	$11,451	$16,215	$13,465	$1,795	$15,260	$13,465	$1,795

NCOs (Recoveries) by Segment:
Traditional Bank	$238	$(187)	$(5)	$118	$175	$63	$164	$385	$(221)
Warehouse Lending loans	—	—	—	—	—	—	—	—	—
Core Bank loans	238	(187)	(5)	118	175	63	164	385	(221)
Tax Refund Solutions	(909)	(1,296)	8,730	(362)	(1,263)	354	6,163	6,745	(582)
Republic Credit Solutions	3,021	2,656	2,147	2,398	2,119	902	10,222	4,299	5,923
RPG	2,112	1,360	10,877	2,036	856	1,256	16,385	11,044	5,341
Total NCOs (recoveries) - Total Company	$2,350	$1,173	$10,872	$2,154	$1,031	$1,319	$16,549	$11,429	$5,120

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.36%	0.38%	0.37%	0.39%	0.46%	(0.10)%	0.36%	0.46%	(0.10)%
Nonperforming assets to total loans (including OREO)	0.40	0.42	0.41	0.43	0.50	(0.10)	0.40	0.50	(0.10)
Nonperforming assets to total assets	0.31	0.30	0.29	0.29	0.37	(0.06)	0.31	0.37	(0.06)
Allowance for credit losses to total loans	1.56	1.51	1.48	1.63	1.44	0.12	1.56	1.44	0.12
Allowance for credit losses to nonperforming loans	432	397	398	422	314	118	432	314	118
Delinquent loans to total loans (9)	0.34	0.28	0.26	0.37	0.30	0.04	0.34	0.30	0.04
NCOs (recoveries) to average loans (annualized)	0.22	0.11	1.00	0.20	0.09	0.13	0.38	0.25	0.13

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.37%	0.39%	0.38%	0.40%	0.47%	(0.10)%	0.37%	0.47%	(0.10)%
Nonperforming assets to total loans (including OREO)	0.40	0.43	0.42	0.44	0.51	(0.11)	0.40	0.51	(0.11)
Nonperforming assets to total assets	0.32	0.33	0.32	0.33	0.40	(0.08)	0.32	0.40	(0.08)
Allowance for credit losses to total loans	1.21	1.20	1.20	1.20	1.18	0.03	1.21	1.18	0.03
Allowance for credit losses to nonperforming loans	332	308	317	303	251	81	332	251	81
Delinquent loans to total loans	0.14	0.10	0.13	0.14	0.17	(0.03)	0.14	0.17	(0.03)
NCOs (recoveries) to average loans (annualized)	0.02	(0.02)	—	0.01	0.02	—	—	0.01	(0.01)

TRS Refund Advances ("RAs")

RAs originated	$97,505	$—	$-	$311,207	$—	$97,505	$408,712	$250,045	$158,667
Net (credit) charge to the Provision for RAs	2,888	(1,296)	564	8,315	(1,261)	4,149	10,471	6,723	3,748
RAs NCOs (recoveries)	$(909)	$(1,296)	$8,879	$-	$(1,261)	$352	$6,674	$6,723	$(49)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of December 31, 2022, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells, and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2021 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)

Segment information for the quarters and years ended December 31, 2022 and 2021 follows:

	Three Months Ended December 31, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$49,675	$2,317	$50	$52,042	$2,964	$8,107	$11,071	$63,113

Provision for expected credit loss expense	1,716	(96)	—	1,620	2,979	3,245	6,224	7,844

Net refund transfer fees	—	—	—	—	486	—	486	486
Mortgage banking income	—	—	622	622	—	—	—	622
Program fees	—	—	—	—	685	2,816	3,501	3,501
Other noninterest income	8,351	12	23	8,386	129	—	129	8,515
Total noninterest income	8,351	12	645	9,008	1,300	2,816	4,116	13,124

Total noninterest expense	35,299	766	2,385	38,450	3,791	2,664	6,455	44,905

Income (loss) before income tax expense	21,011	1,659	(1,690)	20,980	(2,506)	5,014	2,508	23,488
Income tax expense (benefit)	4,685	371	(371)	4,685	(726)	1,016	290	4,975

Net income (loss)	$16,326	$1,288	$(1,319)	$16,295	$(1,780)	$3,998	$2,218	$18,513

Period-end assets	$4,893,761	$405,052	$13,938	$5,312,751	$409,259	$112,521	$521,780	$5,834,531

Net interest margin	3.94%	2.28%	NM	3.82%	NM	NM	NM	4.51%

Net-revenue concentration*	76%	3%	1%	80%	6%	14%	20%	100%

	Three Months Ended December 31, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions (10)	RPG	Company

Net interest income	$37,572	$5,831	$279	$43,682	$244	$6,973	$7,217	$50,899

Provision for expected credit loss expense	88	249	—	337	(1,167)	3,407	2,240	2,577

Net refund transfer fees	—	—	—	—	326	—	326	326
Mortgage banking income	—	—	3,339	3,339	—	—	—	3,339
Program fees	—	—	—	—	797	3,869	4,666	4,666
Other noninterest income	8,630	14	51	8,695	53	—	53	8,748
Total noninterest income	8,630	14	3,390	12,034	1,176	3,869	5,045	17,079

Total noninterest expense	35,184	1,060	2,972	39,216	4,379	1,439	5,818	45,034

Income before income tax expense	10,930	4,536	697	16,163	(1,792)	5,996	4,204	20,367
Income tax expense	969	1,043	153	2,165	(503)	1,487	984	3,149

Net income	$9,961	$3,493	$544	$13,998	$(1,289)	$4,509	$3,220	$17,218

Period-end assets	$4,717,836	$850,703	$43,929	$5,612,468	$371,647	$109,517	$481,164	$6,093,632

Net interest margin	3.08%	3.08%	NM	3.08%	NM	NM	NM	3.53%

Net-revenue concentration*	68%	9%	5%	82%	2%	16%	18%	100%

	Year Ended December 31, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$171,543	$13,729	$519	$185,791	$21,715	$29,185	$50,900	$236,691

Provision for expected credit loss expense	1,429	(1,117)	—	312	9,955	12,081	22,036	22,348

Net refund transfer fees	—	—	—	—	17,080	—	17,080	17,080
Mortgage banking income	—	—	6,196	6,196	—	—	—	6,196
Program fees	—	—	—	—	2,872	13,300	16,172	16,172
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Legal settlement	—	—	—	—	13,000	—	13,000	13,000
Other noninterest income	31,648	50	136	31,834	528	—	528	32,362
Total noninterest income	31,648	50	6,332	38,030	38,480	13,300	51,780	89,810

Total noninterest expense	149,681	3,604	9,912	163,197	15,717	8,394	24,111	187,308

Income (loss) before income tax expense	52,081	11,292	(3,061)	60,312	34,523	22,010	56,533	116,845
Income tax expense (benefit)	11,104	2,539	(673)	12,970	7,847	4,922	12,769	25,739

Net income (loss)	$40,977	$8,753	$(2,388)	$47,342	$26,676	$17,088	$43,764	$91,106

Period-end assets	$4,893,761	$405,052	$13,938	$5,312,751	$409,259	$112,521	$521,780	$5,834,531

Net interest margin	3.38%	2.69%	NM	3.32%	NM	NM	NM	4.12%

Net-revenue concentration*	63%	4%	2%	69%	18%	13%	31%	100%

	Year Ended December 31, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions (10)	RPG	Company

Net interest income	$157,249	$25,218	$1,081	$183,548	$15,837	$23,355	$39,192	$222,740

Provision for expected credit loss expense	(38)	(281)	—	(319)	6,683	8,444	15,127	14,808

Net refund transfer fees	—	—	—	—	20,248	—	20,248	20,248
Mortgage banking income	—	—	19,994	19,994	—	—	—	19,994
Program fees	—	—	—	—	3,171	11,066	14,237	14,237
Other noninterest income	31,492	57	191	31,740	356	—	356	32,096
Total noninterest income	31,492	57	20,185	51,734	23,775	11,066	34,841	86,575

Total noninterest expense	145,376	4,210	12,356	161,942	16,344	4,779	21,123	183,065

Income before income tax expense	43,403	21,346	8,910	73,659	16,585	21,198	37,783	111,442
Income tax expense	7,685	4,962	1,960	14,607	3,964	5,260	9,224	23,831

Net income	$35,718	$16,384	$6,950	$59,052	$12,621	$15,938	$28,559	$87,611

Period-end assets	$4,717,836	$850,703	$43,929	$5,612,468	$371,647	$109,517	$481,164	$6,093,632

Net interest margin	3.18%	3.37%	NM	3.20%	NM	NM	NM	3.79%

Net-revenue concentration*	61%	8%	7%	76%	13%	11%	24%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth quarter 2022 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					$ Change (8)	Years Ended		$ Change (8)
(dollars in thousands)	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	Q4 to Q4	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)	12M to 12M

Traditional Bank excluding PPP fees	$883	$911	$1,545	$1,451	$1,126	$(243)	$4,790	$4,136	$654
Traditional Bank - PPP fees	60	152	124	879	2,850	(2,790)	1,215	17,465	(16,250)
Warehouse Lending	272	402	500	574	662	(390)	1,748	3,101	(1,353)
Total Core Bank	1,215	1,465	2,169	2,904	4,638	(3,423)	7,753	24,702	(16,949)
TRS - Refund Advances	50	81	81	13,444	43	7	13,656	13,202	454
TRS - Other Loan Fees	825	(1)	2	662	—	825	1,488	1,656	(168)
RCS	7,501	7,196	6,364	6,257	5,695	1,806	27,318	19,345	7,973
Total RPG	8,376	7,276	6,447	20,363	5,738	2,638	42,462	34,203	8,259

Total loan fees - Total Company	$9,591	$8,741	$8,616	$23,267	$10,376	$(785)	$50,215	$58,905	$(8,690)

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					$ Change (8)	As of and for the Years Ended		$ Change (8)
(dollars in thousands)	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	Q4 to Q4	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)	12M to 12M

Mortgage Loans Held for Sale

Balance, beginning of period	$2,912	$8,491	$13,302	$29,393	$25,791	$(22,879)	$29,393	$46,867	$(17,474)
Originations	10,359	32,856	61,489	100,661	155,468	(145,109)	205,365	680,714	(475,349)
Proceeds from sales	(12,207)	(39,220)	(67,759)	(119,212)	(155,186)	142,979	(238,398)	(717,847)	479,449
Net gain on sale	238	785	1,459	2,460	3,320	(3,082)	4,942	19,659	(14,717)
Balance, end of period	$1,302	$2,912	$8,491	$13,302	$29,393	$(28,091)	$1,302	$29,393	$(28,091)

RCS Consumer Loans Held for Sale

Balance, beginning of period	$21,475	$31,236	$14,735	$22,684	$14,755	$6,720	$22,684	$4,776	$17,908
Originations	225,588	292,131	282,782	245,214	321,118	(95,530)	1,045,715	882,180	163,535
Proceeds from sales	(231,999)	(306,093)	(269,429)	(256,280)	(316,597)	84,598	(1,063,801)	(875,570)	(188,231)
Net gain on sale	2,811	4,201	3,148	3,117	3,408	(597)	13,277	11,298	1,979
Balance, end of period	$17,875	$21,475	$31,236	$14,735	$22,684	$(4,809)	$17,875	$22,684	$(4,809)

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)

Total stockholders' equity - GAAP (a)	$856,613	$843,063	$843,866	$841,576	$835,054
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,769	9,177	9,407	9,502	9,196
Tangible stockholders' equity - Non-GAAP (c)	$831,544	$817,586	$818,159	$815,774	$809,558

Total assets - GAAP (b)	$5,834,531	$5,999,663	$6,112,476	$6,349,869	$6,093,632
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	8,769	9,177	9,407	9,502	9,196
Tangible assets - Non-GAAP (d)	$5,809,462	$5,974,186	$6,086,769	$6,324,067	$6,068,136

Total stockholders' equity to total assets - GAAP (a/b)	14.68%	14.05%	13.81%	13.25%	13.70%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	14.31%	13.69%	13.44%	12.90%	13.34%

Number of shares outstanding (e)	19,747	19,747	19,790	19,999	19,981

Book value per share - GAAP (a/e)	$43.38	$42.69	$42.64	$42.08	$41.79
Tangible book value per share - Non-GAAP (c/e)	42.11	41.40	41.34	40.79	40.52

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the now-cancelled TRS Transaction, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Year Ended December 31, 2022
(dollars in thousands)	Dec. 31, 2022	Sep. 30, 2022 (10)	Jun. 30, 2022 (10)	Mar. 31, 2022 (10)	Dec. 31, 2021 (10)	Dec. 31, 2022 (10)	Dec. 31, 2021 (10)

Net interest income - GAAP	$63,113	$58,597	$51,814	$63,167	$50,899	$236,691	$222,740
Noninterest income - GAAP	13,124	15,108	30,569	31,009	17,079	89,810	86,575
Less: Contract termination fee related to TRS Transaction	—	—	—	5,000	—	5,000	—
Less: Legal settlement related to TRS Transaction	—	—	13,000	—	—	13,000	—
Less: Net gain (loss) on securities	1	2	(102)	(120)	(23)	(219)	(69)
Total adjusted income - Non-GAAP (a)	$76,236	$73,703	$69,485	$89,296	$68,001	$308,720	$309,384

Noninterest expense - GAAP	$44,905	$46,166	$47,656	$48,581	$45,034	$187,308	$183,065
Less: Expenses related to TRS Transaction	—	88	699	127	611	914	1,300
Adjusted noninterest expense - Non-GAAP (b)	$44,905	$46,078	$46,957	$48,454	$44,423	$186,394	$181,765

Efficiency Ratio - Non-GAAP (b/a)	59%	63%	68%	54%	65%	60%	59%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M  (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2022, included $4.7 million of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2022 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

(10)
During the fourth quarter of 2022, the Company identified a prior period accounting error in the form of an immaterial understatement of revenue, solely related to one RCS line of credit product. The financial reporting periods affected by this error include the Company’s previously reported audited consolidated financial statements for the fiscal year ended December 31, 2021, and the Company’s previously reported interim unaudited consolidated financial statements for each of the quarterly and fiscal year-to-date periods ended June 30, 2021; September 30, 2021; March 31, 2022; June 30, 2022; and September 30, 2022; and the unaudited consolidated quarterly financial data for the quarter ending December 31, 2021 (collectively the “previously reported financial statements”). The three-month period ended December 31, 2021, and the year-end period December 31, 2021, also reflected certain immaterial revisions to reclassify certain gains and losses on the sale of the same RCS line of credit product. This reclassification impacts noninterest income, noninterest expense, and interest income with no impact to net income.

Based on the Company’s evaluation of this error in consideration of the Financial Accounting Standards Board (“FASB) Accounting Standards Codification (“ASC”) 250 and the SEC Staff’s Accounting Bulletins Nos. 99 (“SAB 99”) and 108 (“SAB 108”) and interpretations therewith, the Company concluded this error was not material, on an individual or aggregate basis, to the Company’s previously reported financial statements and correction of the error would not be material to the current year financial statements, including any interim periods. However, the Company corrected this error as a voluntary immaterial revision to the accompanying financial supplement, as of and for the fiscal years ended December 31, 2022, and 2021, in the periods in which the error occurred. In addition, the Company expects to present the corrected interim 2022 amounts in its 2023 consolidated interim financial statements upon the filing of its Quarterly Reports on Form 10-Q on a quarterly basis and a year-to-date basis as a voluntary immaterial revision to all applicable 2022 periods. The Company also expects to present the corrected 2021 and 2022 amounts upon the filing of the Annual Report on Form 10-K for the year ended December 31, 2022, as a voluntary immaterial revision to all applicable 2021 and 2022 periods.

Consolidated Income Statement
($ in thousands, except per share data)	Period Ended March 31, 2022 (Unaudited)
	3 Months	Immaterial	3 Months
	As Reported	Revision	Revised

Interest Income	$63,555	$555	$64,110
Net Interest Income	62,612	555	63,167
Income before income taxes	35,814	555	36,369
Income tax expense	7,888	131	8,019
Net income	27,926	424	28,350

Basic EPS - Class A Common Stock	$1.40	$0.02	$1.42
Basic EPS - Class B Common Stock	1.27	0.02	1.29
Diluted EPS - Class A Common Stock	1.40	0.02	1.42
Diluted EPS - Class B Common Stock	1.27	0.02	1.29

Consolidated Balance Sheet
($ in thousands)	Period Ended March 31, 2022 (Unaudited)
	Period End Balance	Immaterial	Period End Balance
	As Reported	Revision	Revised

Total Liabilities	$5,509,540	$(1,247)	$5,508,293
Total Stockholders' Equity	840,329	1,247	841,576

Consolidated Income Statement
($ in thousands, except per share data)	Period Ended June 30, 2022 (Unaudited)
	3 Months	Immaterial	3 Months	6 Months	Immaterial	6 Months
	As Reported	Revision	Revised	As Reported	Revision	Revised

Interest Income	$52,320	$582	$52,902	$115,875	$1,137	$117,012
Net Interest Income	51,232	582	51,814	113,844	1,137	114,981
Income before income taxes	30,440	582	31,022	66,254	1,137	67,391
Income tax expense	6,539	136	6,675	14,427	267	14,694
Net income	23,901	446	24,347	51,827	870	52,697

Basic EPS - Class A Common Stock	$1.20	$0.03	$1.23	$2.60	$0.05	$2.65
Basic EPS - Class B Common Stock	1.09	0.03	1.12	2.37	0.04	2.41
Diluted EPS - Class A Common Stock	1.20	0.02	1.22	2.59	0.05	2.64
Diluted EPS - Class B Common Stock	1.09	0.02	1.11	2.36	0.04	2.40

Consolidated Balance Sheet
($ in thousands)	Period Ended June 30, 2022 (Unaudited)
	Period End Balance	Immaterial	Period End Balance
	As Reported	Revision	Revised

Total Liabilities	$5,270,302	$(1,692)	$5,268,610
Total Stockholders' Equity	842,174	1,692	843,866

Consolidated Income Statement
($ in thousands, except per share data)	Period Ended September 30, 2022 (Unaudited)
	3 Months	Immaterial	3 Months	9 Months	Immaterial	9 Months
	As Reported	Revision	Revised	As Reported	Revision	Revised

Interest Income	$60,056	$561	$60,617	$175,931	$1,698	$177,629
Net Interest Income	58,036	561	58,597	171,880	1,698	173,578
Income before income taxes	25,405	561	25,966	91,659	1,698	93,357
Income tax expense	5,922	148	6,070	20,349	415	20,764
Net income	19,483	413	19,896	71,310	1,283	72,593

Basic EPS - Class A Common Stock	$0.99	$0.02	$1.01	$3.60	$0.06	$3.66
Basic EPS - Class B Common Stock	0.90	0.02	0.92	3.27	0.06	3.33
Diluted EPS - Class A Common Stock	0.99	0.02	1.01	3.58	0.07	3.65
Diluted EPS - Class B Common Stock	0.90	0.02	0.92	3.26	0.06	3.32

Consolidated Balance Sheet
($ in thousands)	Period Ended September 30, 2022 (Unaudited)
	Period End Balance	Immaterial	Period End Balance
	As Reported	Revision	Revised

Total Liabilities	$5,158,705	$(2,105)	$5,156,600
Total Stockholders' Equity	840,958	2,105	843,063

Consolidated Income Statement
($ in thousands, except per share data)	Period Ended June 30, 2021 (Unaudited)
	3 Months	Immaterial	3 Months	6 Months	Immaterial	6 Months
	As Reported	Revision	Revised	As Reported	Revision	Revised

Interest Income	$51,815	$45	$51,860	$121,458	$45	$121,503
Net Interest Income	50,304	45	50,349	118,170	45	118,215
Income before income taxes	30,561	45	30,606	64,305	45	64,350
Income tax expense	6,639	9	6,648	14,330	9	14,339
Net income	23,922	36	23,958	49,975	36	50,011

Basic EPS - Class A Common Stock	$1.16	$—	$1.16	$2.42	$—	$2.42
Basic EPS - Class B Common Stock	1.05	0.01	1.06	2.20	—	2.20
Diluted EPS - Class A Common Stock	1.16	—	1.16	2.41	—	2.41
Diluted EPS - Class B Common Stock	1.05	—	1.05	2.19	—	2.19

Consolidated Balance Sheet
($ in thousands)	Period Ended June 30, 2021 (Unaudited)
	Period End Balance	Immaterial	Period End Balance
	As Reported	Revision	Revised

Total Liabilities	$5,338,220	$(36)	$5,338,184
Total Stockholders' Equity	845,090	36	845,126

Consolidated Income Statement
($ in thousands, except per share data)	Period Ended September 30, 2021 (Unaudited)
	3 Months	Immaterial	3 Months	9 Months	Immaterial	9 Months
	As Reported	Revision	Revised	As Reported	Revision	Revised

Interest Income	$54,469	$497	$54,966	$175,927	$542	$176,469
Net Interest Income	53,129	497	53,626	171,299	542	171,841
Income before income taxes	26,227	497	26,724	90,532	542	91,074
Income tax expense	6,218	124	6,342	20,548	133	20,681
Net income	20,009	373	20,382	69,984	409	70,393

Basic EPS - Class A Common Stock	$0.99	$0.02	$1.01	$3.40	$0.02	$3.42
Basic EPS - Class B Common Stock	0.90	0.02	0.92	3.10	0.02	3.12
Diluted EPS - Class A Common Stock	0.99	0.02	1.01	3.39	0.02	3.41
Diluted EPS - Class B Common Stock	0.90	0.01	0.91	3.09	0.01	3.10

Consolidated Balance Sheet
($ in thousands)	Period Ended September 30, 2021 (Unaudited)
	Period End Balance	Immaterial	Period End Balance
	As Reported	Revision	Revised

Total Liabilities	$5,348,977	$(409)	$5,348,568
Total Stockholders' Equity	838,657	409	839,066

Consolidated Income Statement
($ in thousands, except per share data)	Period Ended December 31, 2021 (Unaudited)			Period Ended December 31, 2021 (Unaudited)
	3 Months	Immaterial	3 Months	12 Months	Immaterial	12 Months
	As Reported	Revision	Revised	As Reported	Revision	Revised

Interest Income	$51,379	$558	$51,937	$226,260	$2,146	$228,406
Net Interest Income	50,341	558	50,899	220,594	2,146	222,740
Noninterest Income	16,630	449	17,079	86,859	(284)	86,575
Noninterest Expense	44,585	449	45,034	182,304	761	183,065
Income before income taxes	19,809	558	20,367	110,341	1,101	111,442
Income tax expense	3,004	145	3,149	23,552	279	23,831
Net income	16,805	413	17,218	86,789	822	87,611

Basic EPS - Class A Common Stock	$0.84	$0.03	$0.87	$4.25	$0.04	$4.29
Basic EPS - Class B Common Stock	0.77	0.01	0.78	3.87	0.03	3.90
Diluted EPS - Class A Common Stock	0.84	0.02	0.86	4.24	0.04	4.28
Diluted EPS - Class B Common Stock	0.76	0.02	0.78	3.85	0.04	3.89

Consolidated Balance Sheet
($ in thousands)	Period Ended December 31, 2021 (Unaudited)
	Period End Balance	Immaterial	Period End Balance
	As Reported	Revision	Revised

Total Liabilities	$5,259,400	$(822)	$5,258,578
Total Stockholders' Equity	834,232	822	835,054

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628